SECURITIES AND EXCHANGE COMMISSION

                             Washington, D.C. 20549

                                    Form 8-K

                                 Current Report


                      Pursuant to Section 13 or 15 (d) of

                      The Securities Exchanges Act of 1934


                Date of Report (Date of earliest event reported):

                               September 17, 1999
                       ----------------------------------


                        MERCHANTS NEW YORK BANCORP, INC.
             (Exact name of registrant as specified in its charter)


    Delaware                              0-22058                 13-3650812
(State or other jurisdiction of    (Commission File Number)    (I.R.S. employer
incorporation or organization)                               identification no.)


  275 Madison Avenue, New York, N.Y.                              10016-0001
       (Address or principal executive offices)                   (Zip Code)


        Registrant's telephone number, including area code: (212)973-6600


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Item 5, Other Events.

         Merchants New York Bancorp, Inc. (The "Company") announced on August 17, 1999, that its Board of Directors had approved an increase in the quarterly dividend and a 2-for-1 stock split.

         The Company's dividend payable on its common stock will increase by 25%, from $.20 per share to $.25 per share on a quarterly basis, and from $.80 per share to $1.00 per share annually. This will be payable September 29, 1999 to shareholders of record as of September 21, 1999.

         The Company also approved a 2-for-1 stock split, to be effective October 1, 1999 to shareholders of record September 21,1999.


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                                   SIGNATURES
                                   ----------

Pursuant to the requirements of the Securities and Exchange Act of 1934, the Registrant has duly caused this report to be signed on its behalf by the undersigned thereunto duly authorized.



                                             MERCHANTS NEW YORK BANCORP, INC.
                                             --------------------------------


Date:    September 17, 1999                  /s/ James G. Lawrence
                                             ---------------------
                                             James G. Lawrence
                                             President & Chief Executive Officer


Date:    September 17, 1999                  /s/ M. Nasette Aranda
                                             ---------------------
                                             M. Nasette Aranda
                                             Vice President & Comptroller